EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), each of the undersigned officers of Thane International, Inc. (the “Company”) does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended March 31, 2003 as filed with the Securities and Exchange Commission (the “10-K Report”) that to their knowledge:

(1) the 10-K Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ WILLIAM F. HAY

William F. Hay
Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)

Date: July 14, 2003

By:	/s/ KEVIN J. MCKEON

Kevin J. McKeon
Chief Financial Officer
(Principal Financial Officer)

Date: July 14, 2003

By:	/s/ JOSHUA A. CHANDLER

Joshua A. Chandler
Chief Accounting Officer
(Principal Accounting Officer)

Date: July 14, 2003

      This certification accompanies this 10-K Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to Thane International, Inc. and will be retained by Thane International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.